UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2010

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2010, Inland Real Estate Corporation (the “Company”) entered into employment agreements with each of Mark E. Zalatoris (president and chief executive officer), Brett A. Brown (senior vice president, chief financial officer and treasurer), D. Scott Carr (senior vice president – portfolio management and president of Inland Commercial Property Management), Beth Sprecher Brooks (senior vice president, general counsel and secretary) and William W. Anderson (vice president – transactions) (collectively, the “Named Executive Officers”).  The employment agreements provide for a term of employment from January 1, 2010 through December 31, 2010, unless extended by the mutual consent of the Company and the executive.  The Company has agreed to pay an annual base salary for the term of employment equal to $495,000, $330,000, $330,000, $269,500 and $264,000 to Mr. Zalatoris, Mr. Brown, Mr. Carr, Ms. Brooks and Mr. Anderson, respectively.  During the term of each employment agreement and for a period of one year following the termination or expiration of the agreement, the Named Executive Officers have agreed to be bound by non-compete and non-solicitation provisions contained in their respective agreements.  Copies of the employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated in their entirety in this Item 5.02 disclosure by reference.  A description of other terms and conditions of the employment agreements, including the total amounts payable to each Named Executive Officer thereunder, is included in the “Compensation Discussion and Analysis – 2010 Employment Agreements” section of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2010.  A copy of this section of the Company’s proxy statement is attached hereto as Exhibit 10.6, which exhibit is incorporated in its entirety in this Item 5.02 disclosure by reference.  The above description of the employment agreements does not purport to be complete, and is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2010.

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2010.

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2010.

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2010.

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2010.

10.6

“Compensation Discussion & Analysis – 2010 Employment Agreements” section of Inland Real Estate Corporation’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: April 30, 2010	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2010.

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2010.

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2010.

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2010.

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2010.

10.6

“Compensation Discussion & Analysis – 2010 Employment Agreements” section of Inland Real Estate Corporation’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2010.